FIRST AMENDMENT
                                TO LOAN AGREEMENT

     This First Amendment to Loan Agreement (the "Amendment") is made and entered into among Merit Medical Systems, Inc. ("Merit Medical"), Merit Holdings, Inc. ("Merit Holdings"), Sentir Semiconductor, Inc. ("Sentir") (Merit Medical, Merit Holdings and Sentir are collectively called "Borrowers") and Zions First National Bank ("Lender").

                                    Recitals
                                    --------

         1. Borrowers and Lender have entered in an Amended and Restated Loan Agreement dated August 11, 1999 (the "Agreement").

         2. Borrowers and Lender desire to modify and amend the Agreement as provided herein.

                                    Amendment
                                    ---------

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender hereby agree and amend and modify the Agreement as follows:

         1. Definitions. Except as otherwise expressly provided herein, terms assigned defined meanings in the Agreement shall have the same defined meanings in this Amendment.

         2. Amended Definitions. The definitions of "Borrowing Base"and "Facility Amount" in Section 1.1 of the Agreement are amended in their entirety to read as follows:

                  "Borrowing Base" means the sum of (a) 75% of the net book value, as determined by Lender, of all accounts receivable of Borrowers in which Lender has a first priority, fully perfected security interest, (b) 45% of the net book value, as determined by Lender, of all inventory of Borrowers in which Lender has a first priority, fully perfected security interest to the extent that (x) the net book value of inventory of Borrowers as of the fiscal month most recently ended divided by (y)(a)(i) the cost of goods sold of Borrowers for the fiscal quarter most recently ended (and in the case of any acquisition by any Borrower, the cost of goods sold for such acquired property for such fiscal quarter as reasonably determined by Lender) multiplied by
         (ii)four (4) divided by (b) 365, does not exceed 175, provided that if such calculation exceeds 175, such inventory is excluded from the Borrowing Base to the extent and only to the extent that such calculation exceeds 175, (c) 70% of the appraised value, acceptable to Lender, of all real property of Borrowers in which Lender has a first priority, fully perfected lien, (d) 70% of the appraised value, acceptable to Lender, of all equipment of Borrowers in which Lender has a first priority, fully perfected security interest, and (e) (i) 65% of the net book value, as determined by Lender, of all equipment of Borrowers for which there is not an appraisal acceptable to Lender and in which Lender has a fully perfected security interest minus (ii) the

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         outstanding  principal amount owing by Borrowers in respect of all such equipment which is subject to a security interest superior to the security interest of Lender in such equipment.

                  "Facility Amount" means thirty-five million dollars ($35,000,000.00) as such amount is reduced by three hundred seventy-five thousand dollars ($375,000.00) on the last day of each quarter commencing with the quarter ending March 31, 2001.

         3. Section 3.1 Section 3.1 of the Loan Agreement is amended by adding a new subsection c. to read as follows:

                  c. A deed of trust upon real property of Merit Medical located in Brazoria County, Texas.

         4. Section 6.6 a. Section 6.6 a. of the Loan Agreement is amended in its entirety to read as follows:

                  a. Annual audited financial statements with an unqualified opinion for each fiscal year of each Borrower from an independent accounting firm and in a form acceptable to Lender, to be delivered to Lender within ninety-five (95) days of the end of the fiscal year. Each Borrower shall also submit to Lender copies of any management letters or other reports submitted to such Borrower by independent certified public accountants in connection with examination of the financial statements of such Borrower made by such accountants.

         5. Conditions to Effectiveness of Amendment. The amendments set forth above shall become effective, as of the date and year set forth below, on such date (the "First Amendment Effective Date") when the following conditions shall have been satisfied in a form and substance acceptable to Lender:

                  a. This Amendment, the Replacement Promissory Note in the form of Exhibit A hereto (the "Replacement Promissory Note"), and all other documents contemplated by this Amendment to be delivered to Lender prior to funding have been fully executed and delivered to Lender.

                  b. All of the documents contemplated by this Amendment which require filing or recording have been properly filed and recorded so that all of the liens and security interests granted to Lender in connection with this Amendment will be properly created and perfected and will have a priority acceptable to Lender.

                  c. All other conditions precedent provided in or contemplated by the Agreement, the Security Documents, or any other agreement or document have been performed.

                  d. As of the First Amendment Effective Date, the following shall be true and correct: (1) all representations and warranties made by Borrowers in the Agreement are true and correct as of the First


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         Amendment  Effective  Date;  and (2) no Event of Default  has  occurred under the Agreement and no conditions exist and no event has occurred, which, with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Agreement.

         All conditions precedent set forth in the Agreement, the Security Documents, or in any other document relating thereto are for the sole benefit of Lender and may be waived unilaterally by Lender.

         6. Collateral. The Loan and the Replacement Promissory Note are secured by the collateral identified in, and contemplated by the Agreement, including, without limitation, the various Security Agreements, dated August 11, 1999, executed by the Borrowers, and by the Collateral described in Section 3.1 Collateral of the Agreement.

         7. Representations and Warranties. Each Borrower hereby affirms and again makes the representations and warranties set forth in Article 5 Representations and Warranties as of the First Amendment Effective Date. Each Borrower represents and warrants that there have been no changes to the Organizational Documents of such Borrower since August 11, 1999.

         8. Authorization. Borrower represents and warrants that the execution, delivery, and performance by Borrowers of this Amendment, the Replacement Promissory Note, and all agreements, documents, obligations, and transactions herein contemplated have been duly authorized by all necessary action on the part of such Borrower and are not inconsistent with such Borrower's Organizational Documents or any resolution of the Board of Directors of such Borrower, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which such Borrower is a party or by which it is bound, and that upon execution and delivery hereof and thereof, this Amendment and the Replacement Promissory Note will constitute legal, valid, and binding agreements and obligations of each Borrower, enforceable in accordance with their respective terms.

         9. Payment of Expenses and Attorney's Fees. Borrowers shall pay all reasonable expenses of Lender relating to the negotiation, drafting of documents, and documentation of this Amendment, including, without limitation, title insurance, recording fees, filing fees, and reasonable attorney's fees and legal expenses. If such expenses are not promptly paid, Lender is authorized and directed, upon execution of this Amendment and fulfillment of all conditions precedent hereunder, to disburse a sufficient amount of the Loan proceeds to pay in full these expenses.

         10. Agreement Remains in Full Force and Effect. Except as expressly amended or modified by this Amendment, the Agreement remains in full force and effect.

         11. Counterpart Execution. This Amendment may be executed in several counterparts, without the requirement that all parties sign each counterpart. Each of such counterparts shall be an original, but all counterparts together shall constitute one and the same instrument.

         12. Integrated Agreement; Amendment. This Amendment, together with the Agreement, Replacement Promissory Note, Security Documents, and the other agreements, documents, obligations, and transactions contemplated by the Agreement and the Amendment, constitute the entire agreements and understandings


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between the parties and supersede all other prior and contemporaneous agreements and may not be altered or amended except by written agreement signed by the parties. This Amendment and the Agreement shall be read and interpreted together as one agreement. PURSUANT TO UTAH CODE SECTION 25-5-4, BORROWER IS NOTIFIED THAT THESE AGREEMENTS ARE A FINAL EXPRESSION OF THE AGREEMENT BETWEEN LENDER AND BORROWERS AND THESE AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY
ALLEGED  ORAL  AGREEMENT.  All  other  prior  and  contemporaneous   agreements,
arrangements and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

         Dated: March 14, 2000


                                            Lender:

                                            Zions First National Bank

                                            By:
                                               ---------------------------
                                            Title:
                                                  ------------------------



                                            Borrowers:

                                            Merit Medical Systems, Inc.


                                            By:
                                               ---------------------------

                                            Title:
                                                  ------------------------


                                            Merit Holdings, Inc.


                                            By:
                                               ---------------------------

                                            Title:


                                            Sentir Semiconductor, Inc.


                                            By:
                                               ---------------------------

                                            Title:
                                                  ------------------------

                                                     EXHIBIT A


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